UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2022

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 School Street, 2nd Floor Boston, MA	02108
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 22, 2022, the Company entered into a Secured Note Purchase Agreement (“Purchase Agreement”) with 3i LP. Under the Purchase Agreement, the Company has authorized the sale and issuance of three secured promissory notes, the first note in an aggregate principal amount of $350,000 to be issued at closing; the second note in the principal amount of $1,666,640 to be issued at closing and which represents the payment of $1,666,640 due to 3i, LP in Alternative Conversion Floor Amounts, as defined in the Certificate of Designations for the Series A Preferred Stock, that began to accrue on July 14, 2022; and the third note in an aggregate principal amount of $650,000 with respect to a new loan to be funded upon the Company filing a registration statement with Securities and Exchange Commission in connection with a registered offering.

Each note matures on January 1, 2024, carries an interest rate of at 5% per annum, and is secured by all of the Company’s assets pursuant to a security agreement (the “Security Agreement”). In addition, 3i LP may exchange such promissory note for the Company’s common stock at an exchange price equal to the lowest price per share of the equity security sold to other purchasers, rounded down to the nearest whole share, if the Company concludes a future equity financing prior to the maturity date or other repayment of such promissory note. In addition, each promissory note and interest earned thereon may be redeemed by the Company at its option or the holder may demand redemption if the Company obtains gross proceeds of at least $5 million in a financing in an amount of up to 35% of the gross proceeds of the financing.

The forgoing descriptions of the Purchase Agreement, secured promissory note and Security Agreement are qualified in their entirety to the Purchase Agreement, form of secured promissory note and Security Agreement filed hereto as Exhibits 10.1, 10.2, and 10.3.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 21, 2022, the Company received a written notice (the “Notice”) from the Nasdaq Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that the Company is not in compliance with the minimum bid price requirement of 1.00 per share under the Nasdaq Listing Rules (the “Listing Rules”). Based on the closing bid price of the Company’s listed securities for the last 30 consecutive business days from October 10, 2022 to November 18, 2022, the Company no longer meets the minimum bid price requirement set forth in Listing Rule 5550(a)(2). The Notice is only a notification of deficiency and has no current effect on the listing or trading of the Company’s securities on the Nasdaq Global Market subject to previous disclosures on Form 8-K. (See Form 8-K filed with the SEC on October 14, 2022.)

The Notice states that under Listing Rule 5810(c)(3)(A), the Company is provided with a compliance period of 180 calendar days, or until May 22, 2023, to regain compliance under the Listing Rules. To regain compliance under the Listing Rules, the Company’s common shares must be at least $1.00 for a minimum of ten consecutive business days. In the event the Company does not regain compliance by May 22, 2022, the Company may be eligible for additional time to regain compliance or may face delisting.

The Company intends to monitor the closing bid price of its common shares between now and May 22, 2023, and to evaluate its available options to regain compliance within the compliance period.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth in Item 5.03 below is hereby incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

A.	Amendment to Series A Convertible Preferred Stock

On November 22, 2022, the Company amended Section 12 of the Certificate of Designation of Series A Convertible Preferred Stock to provide for voting rights. Subject to a 9.99% beneficial ownership limitation, the holders of Series A preferred stock shall have the right to vote on all matters presented to the stockholders for approval together with the shares of common stock, voting together as a single class, on an “as converted” basis using the “Conversion Price” (initially $9.906 per share before any adjustment) (rounded down to the nearest whole number and using the record date for determining the stockholders of the Company eligible to vote on such matters), except as required by law (including without limitation, the DGCL) or as otherwise expressly provided in the Company’s Certificate of Incorporation or the Certificate of Designations of Series A Convertible Preferred Stock. The voting rights described above shall expire on February 28, 2023, and thereafter holders of preferred stock shall not have voting rights except as required by law (including without limitation, the DGCL).

The forgoing summary of the amendment to the Series A Convertible Preferred Stock is qualified in its entirety to the Certificate of Amendment to Certificate of Designation of Series A Convertible Preferred Stock filed as Exhibit 3.1.

B.	Establishment Series B Preferred Stock

On November 22, 2022, the Board established the Series B Preferred Stock, par value $0.0001 per share (“Series B Preferred Stock”). The following is a summary of the terms of the Series B Preferred Stock.

1. Designation, Amount and Par Value. The series of Preferred Stock created is designated as the Series B Preferred Stock (the “Series B Preferred Stock”), and the number of shares so designated shall be 200,000. Each share of Series B Preferred Stock shall have a par value of $0.0001 per share.

2. Dividends. The holders of Series B Preferred Stock shall not be entitled to receive dividends of any kind.

3. Voting Rights and Power. Except as otherwise provided by the Certificate of Incorporation or required by law, the holders of shares of Series B Preferred Stock shall have the following voting rights and power:

a.	Each outstanding share of Series B Preferred Stock shall have 400 votes per share (and, for the avoidance of doubt, each fraction of a share of Series B Preferred Stock shall have a ratable number of votes). The outstanding shares of Series B Preferred Stock shall vote together with the outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company as a single class exclusively with respect to the Reverse Stock Split, the Share Increase Proposal and the Adjournment Proposal (all as defined below) and shall be included in the number of shares present in person or by proxy at the meeting for all matters coming before the meeting, but shall not be entitled to vote on any other matter except to the extent required under the DGCL. Notwithstanding the foregoing, and for the avoidance of doubt, each share of Series B Preferred Stock (or fraction thereof) redeemed pursuant to the Initial Redemption (as defined below) shall have no voting power with respect to, and the holder of each share of Series B Preferred Stock (or fraction thereof) redeemed pursuant to the Initial Redemption shall have no voting power with respect to any such share of Series B Preferred Stock (or fraction thereof) on, the Reverse Stock Split, the Share Increase Proposal, the Adjournment Proposal or any other matter brought before any meeting of stockholders held to vote on the Reverse Stock Split and the Share Increase Proposal. As used herein, (1) the term “Reverse Stock Split” means any proposal to adopt an amendment to the Certificate of Incorporation to reclassify the outstanding shares of Common Stock into a smaller number of shares of Common Stock at a ratio specified in or determined in accordance with the terms of such amendment, (2) the term “Share Increase Proposal” means any proposal to adopt an amendment to the Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock and (3) “Adjournment Proposal” means any proposal to adjourn any meeting of stockholders called for the purpose of voting on Reverse Stock Split or the Share Increase Proposal.

b.	Provided that the Board of Directors, or its authorized proxy, has elected to cast the votes created in this Section 3 in accordance with Section 3.c hereof, the vote of each share of Series B Preferred Stock (or fraction thereof) entitled to vote on the Reverse Stock Split, the Share Increase Proposal, the Adjournment Proposal or any other matter brought before any meeting of stockholders held to vote on the Reverse Stock Split, the Share Increase Proposal, and the Adjournment Proposal shall be cast in the same manner as the vote, if any, of the share of Common Stock (or fraction thereof) or Series A Preferred Stock in respect of which such share of Series B Preferred Stock (or fraction thereof) was issued as a dividend is cast on the Reverse Stock Split, the Share Increase Proposal, the Adjournment Proposal or such other matter, as applicable, and the proxy or ballot with respect to shares of Common Stock or Series A Preferred Stock held by any holder on whose behalf such proxy or ballot is submitted will be deemed to include all shares of Series B Preferred Stock (or fraction thereof) held by such holder.

c.	The power to vote, or not to vote, the votes created by this Section 3 shall be vested solely and exclusively in the Board of Directors, or its authorized proxy. If the Board of Directors, or its authorized proxy, decides to vote any votes created by this Section 3, it must vote all votes created by this Section 3 in accordance with the provisions of Section 3.b.

4.	Rank; Liquidation.

a.	The Series B Preferred Stock shall rank senior to the Common Stock, but junior to the Series A Preferred Stock, as to any distribution of assets upon a liquidation, dissolution or winding up of the Company, whether voluntarily or involuntarily (a “Dissolution”).

b.	Upon any Dissolution, each holder of outstanding shares of Series B Preferred Stock shall be entitled to be paid out of the assets of the Company available for distribution to stockholders, prior or in preference to any distribution to the holders of Common Stock, but junior to the holders of Series A Preferred Stock, an amount in cash equal to $0.01 per outstanding share of Series B Preferred Stock.

5.	Redemption.

a.	All shares of Series B Preferred Stock that are not present in person or by proxy through the presence of such holder’s shares of Common Stock or Series A Preferred Stock, in person or by proxy, at any meeting of stockholders held to vote on the Reverse Stock Split, the Share Increase Proposal and the Adjournment Proposal as of immediately prior to the opening of the polls at such meeting (the “Initial Redemption Time”) shall automatically be redeemed by the Company at the Initial Redemption Time without further action on the part of the Company or the holder thereof (the “Initial Redemption”).

b.	Any outstanding shares of Series B Preferred Stock that have not been redeemed pursuant to an Initial Redemption shall be redeemed in whole, but not in part, (i) if such redemption is ordered by the Board of Directors in its sole discretion, automatically and effective on such time and date specified by the Board of Directors in its sole discretion or (ii) automatically upon the approval by the Company’s stockholders of the Reverse Stock Split and the Share Increase Proposal at any meeting of stockholders held for the purpose of voting on such proposals (any such redemption pursuant to this Section 5.b, the “Subsequent Redemption” and, together with the Initial Redemption, the “Redemptions”).

c.	Each share of Series B Preferred Stock redeemed in any Redemption pursuant to this Section 5 shall be redeemed in consideration for the right to receive an amount equal to $0.10 in cash for each ten whole shares of Series B Preferred Stock that are “beneficially owned” by the “beneficial owner” (as such terms are defined below) thereof as of immediately prior to the applicable Redemption Time and redeemed pursuant to such Redemption, payable upon the applicable Redemption Time.

d.	From and after the time at which any shares of Series B Preferred Stock are called for redemption (whether automatically or otherwise) in accordance with Section 5.a or Section 5.b, such shares of Series B Preferred Stock shall cease to be outstanding, and the only right of the former holders of such shares of Series B Preferred Stock, as such, will be to receive the applicable redemption price, if any.

6.	Transfer. Shares of Series B Preferred Stock will be uncertificated and represented in book-entry form. No shares of Series B Preferred Stock may be transferred by the holder thereof except in connection with a transfer by such holder of any shares of Common Stock or Series A Preferred Stock held thereby, in which case a number of 0.016 of a share of Series B Preferred Stock equal to the number of shares of Common Stock to be transferred by such holder shall be automatically transferred to the transferee of such shares of Common Stock and a number of 1.744 shares of Series B Preferred Stock equal to the number of shares of Series A Preferred Stock to be transferred by such holder shall be automatically transferred to the transferee of such shares of Series A Preferred Stock. Notice of the foregoing restrictions on transfer shall be given in accordance with Section 151 of the DGCL.

7.	Fractional Shares. The Series B Preferred Stock may be issued in whole shares or in any fraction of a share that is one one-thousandth (1/1,000th) of a share or any integral multiple of such fraction, which fractions shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, participate in distributions upon a Dissolution and have the benefit of any other rights of holders of Series B Preferred Stock.

The foregoing summary of the terms of the Series B Preferred Stock is qualified in its entirety to the Certificate of Designation of Series B Preferred Stock filed as Exhibit 3.2.

Item 5.08 Shareholder Director Nominations

The Board determined that the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) will be held virtually online by means of remote communication on or about January 16, 2023, or as otherwise set forth in the Company’s notice and proxy statement for the Annual Meeting. Stockholders of record of the Company’s common stock at the close of business on December 6, 2022, will be entitled to notice of, and to vote at, the Annual Meeting. The Company, however, reserves the right to change the record date prior to the Annual Meeting.

Since the Company did not hold an annual stockholders meeting the previous year, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or pursuant to the Amended and Restated Bylaws of Allarity Therapeutics, Inc. (the “Bylaws”), must ensure that such proposal is delivered to or mailed to and received by the Company’s Secretary at Allarity Therapeutics, Inc., 22 School Street, 2nd Floor, Boston, Massachusetts 02108 on or before the close of business on December 5, 2022, which pursuant to Sections 2.12 and 2.13 of the Bylaws is ten (10) days after public disclosure of the date of the Company’s 2023 Annual Meeting. The Company has determined such date to be reasonable under the Bylaws and the rules under the Exchange Act and is hereby providing notice of the deadline for stockholder proposals.

In addition to complying with the December 5, 2022 deadline, stockholder director nominations and stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8, Delaware corporate law and the Bylaws in order to be eligible for inclusion in the proxy materials for the Annual Meeting. Any director nominations and stockholder proposals received after the December 5, 2022 deadline will be considered untimely and will not be considered for inclusion in the proxy materials for the Annual Meeting nor will it be considered at the Annual Meeting.

Item 8.01 Other Events

A.	Termination of 2022 Annual Meeting to be held December 2, 2022.

As previously disclosed, the Company scheduled its 2022 annual meeting of stockholders which was convened on November 4, 2022, and was subsequently adjourned without any business being conducted. The 2022 annual meeting was adjourned until December 2, 2022. In light of new proposals which must be presented to the Company’s stockholders, the Company’s Board of Directors have decided to terminate the 2022 annual meeting adjourned until December 2, 2022.

B.	2023 Annual Meeting to be held January 16, 2023

On November 22, 2022, the Company’s Board of Directors approved that the 2023 Annual Meeting of Stockholders will be virtually held on January 16, 2023. Stockholders of record as of December 6, 2022, will be entitled to notice of and to vote at the Annual Meeting. A proxy statement regarding the 2023 Annual Meeting of stockholders will be filed with the Securities and Exchange Commission and provided to the stockholders.

C.	Declaration of Dividend of Series B Preferred Stock

On November 22, 2022, the Board of Directors declared a dividend of Series B Preferred Stock to the stockholders of record of Common Stock and Series A Convertible Preferred Stock as of December 5, 2022 (the “Record Date”). On the Record Date, each share of Common Stock outstanding will receive 0.016 of a share of Series B Preferred Stock and each share of Series A Convertible Preferred Stock outstanding will receive 1.744 shares of Series B Preferred Stock.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to Certificate of Designation of the Series A Convertible Preferred Stock
3.2	Certificate of Designation of the Series B Preferred Stock
10.1	Secured Note Purchase Agreement
10.2	Form of Secured Promissory Note
10.3	Security Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ James G. Cullem
James G. Cullem
Chief Executive Officer

Dated: November 25, 2022